UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09937

THE MUNDER @VANTAGE FUND

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2007

Item 1: Report of Shareholder.

ANNUAL REPORT
June 30, 2007
Munder @Vantage Fund®

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    We are pleased to make two important announcements. The first, which specifically affects Munder @Vantage Fund shareholders, is the approval by the Munder Funds Board of Trustees of the merger of the Munder @Vantage Fund into the Munder Internet Fund, subject to approval by Munder @Vantage Fund shareholders. A Proxy Statement/Prospectus is now being prepared and should be in the mail towards the end of September. Please keep an eye out for these materials and make sure to cast your vote.

    By approving the proposed merger, Munder @Vantage Fund shareholders will gain liquidity as shareholders of the Munder Internet Fund, an open-end investment company whose shares may be purchased or redeemed on any business day. If approved, we expect the merger will be completed in December 2007.

    The second announcement is the hiring of an international investment team formerly with The Boston Company. The team of seven portfolio managers and analysts, led by Remi Browne, CFA, who has over 22 years of experience in international investing, brings depth and a solid track record in the international arena to Munder Capital. The team will be located in Boston, where Munder Capital currently has a client-servicing and marketing presence.

    We are especially pleased with this addition to Munder Capital for two reasons. First, in an increasingly global world, investors are becoming more focused on the place of international stocks in their overall investment strategy. We are now able to add two additional international equity mutual funds, based on proven international investment disciplines, to our current international equity and fixed income offerings. Second, this international team is a particularly good fit for our firm. The portfolio managers’ disciplined investment approach incorporates risk management tools, as do our other investment disciplines. In addition, the team has extensive experience in working with both institutional investors and mutual fund shareholders, another hallmark of Munder Capital.

    By the time you receive this Annual Report, two new international equity mutual funds, the Munder International Fund - Core Equity and the Munder International Small-Mid Cap Fund, will be up and running. Munder Capital will also offer its existing Munder International Equity Fund, which will continue to be managed in Birmingham, Michigan by its current portfolio management team. The quantitative approach used in this Fund will complement the disciplines provided by the team in Boston.

    We have always understood that the success of any investment firm depends on its ability to provide investment disciplines that meet the needs of its investors, along with competitive investment returns. Be assured that as we examine new opportunities and possibilities for the firm, we do so from the perspective of our shareholders’ investment needs.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
1	Portfolio of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Cash Flows
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information please call (800) 438-5789.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger more established company stocks. The Fund also invests in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2007. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2007 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found by clicking the Munder @Vantage logo on the mutual fund home page on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on the year ended June 30, 2007. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

    The Fund generated a return of 12.73% for the one year ended June 30, 2007, compared to the 28.86% return for the Inter@ctive Week Internet Index and the 32.62% return for the Morgan Stanley Internet Index. As of June 30, 2007, 77.3% of the Fund was invested in publicly traded equities, and 22.7% was invested in private equities.

    In absolute terms, the Fund benefited from a positive market environment for Internet and technology investors. On a relative basis, however, both the public and private equity segments of the Fund trailed the performance of the Fund’s Morgan Stanley Internet Index and Inter@ctive Week Internet Index benchmarks for the year.

    Among the Fund’s publicly traded holdings, the positive impact of stock selection in the commercial services & supplies industry within the industrials sector, and computers & peripherals, Internet software & services, and software industries within the Fund’s information technology sector was offset by the negative impact of stock selection in the Internet & catalog retail industry within the consumer discretionary sector. Underweights in the software and communications equipment (no holdings as of June 30, 2007) industries within the information technology sector also had a negative impact on relative returns for the year.

    Among the commercial services & supplies holdings, an underweight in 51job, Inc. (0.5% of the Fund) had the largest positive impact on the Fund’s relative returns. An overweight in Apple Inc. (3.2% of the Fund) was primarily responsible for the positive relative performance of the computers & peripherals industry, more than offsetting the negative impact of an underweight in EMC Corporation (eliminated from the Fund in June).

    In the Fund’s Internet software & services segment, the positive impact of the lack of holdings of EarthLink, Inc. and WebMD Health Corp., underweights in TOM Online Inc. (eliminated from the Fund in June) and NetEase.com, Inc., (0.7% of the Fund) and an overweight in ValueClick, Inc. (0.5% of the Fund) outweighed the negative impact of an overweight in Yahoo! Inc. (3.0% of the Fund) and underweights in aQuantive, Inc. (3.5% of the Fund) and Baidu.com, Inc. (0.8% of the Fund).

    The negative relative performance of the Fund’s Internet & catalog retail holdings was due primarily to overweights in Stamps.com, Inc. (eliminated from the Fund in April) and Netflix, Inc. (0.9% of the Fund) and underweights in both Amazon.com, Inc. (eliminated from the Fund in November) and GSI Commerce, Inc. (0.4% of the Fund). These negative factors more than countered the positive impact of an overweight in priceline.com Incorporated (2.6% of the Fund).

    The Fund’s private equity holdings posted a negative return for the year ended June 30, 2007. Alacritech, Inc. (1.6% of the Fund), a direct private equity investment, struggled to meet its revenue objectives and continued to experience negative cash flow. While the Fund’s venture capital fund investments experienced mixed results, they finished the year with a slight loss. Notably, strong performance from Tech Farm

Ventures (Q) L.P. (4.7% of the Fund) was offset by the weak performance of CenterPoint Ventures III (Q) L.P. (4.6% of the Fund).

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shares of this Fund are currently not being offered for sale.

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund since its inception. The table following the line graph also sets forth performance information and the growth of a hypothetical $10,000 investment for the Fund. The information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder @Vantage Fund

HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Investment

GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/07 SINCE INCEPTION

Inter@ctive
			S&P	Morgan Stanley	Week
	With	Without	500®	Internet	Internet
Inception Date	Load	Load	Index*	Index*	Index*

@Vantage 10/17/00	$3,932#	$4,096	$11,777	$3,804	$5,154

AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/07

		One		Five		Since
	One	Year	Five	Year	Since	Inception
	Year	w/out	Year	w/out	Inception	w/out
Inception Date	w/load	load	w/load	load	w/load	load

@Vantage 10/17/00	8.26%#	12.73%	12.03%#	12.94%	(13.00)%#	(12.47)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

#	Reflects the deduction of the maximum sales charge of 4.00%.

*	The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. Index comparative returns are as of 11/1/00.

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Munder @Vantage Fund®

Portfolio of Investments, June 30, 2007

Shares		Value

COMMON STOCKS — 77.5%
Consumer Discretionary — 12.5%
Internet & Catalog Retail — 12.3%
39,300	drugstore.com, inc. †	$105,717
14,000	Expedia, Inc. †	410,060
5,100	FTD Group, Inc.	93,891
5,600	Gmarket Inc., ADR †	108,808
3,800	GSI Commerce, Inc. †	86,298
6,500	IAC/ InterActiveCorp †	224,965
9,200	Netflix, Inc. †	178,388
37,900	PetMed Express, Inc. †	486,636
7,450	priceline.com Incorporated †	512,113
2,700	Submarino SA	112,395
10,900	US Auto Parts Network, Inc. †	103,114

		2,422,385

Media — 0.2%
9,800	Digital Music Group, Inc. †	39,592

Total Consumer Discretionary		2,461,977

Financials — 5.5%
Capital Markets — 3.2%
12,600	E*TRADE Financial Corporation †	278,334
4,000	optionsXpress Holdings Inc.	102,640
12,300	TD AMERITRADE Holding Corporation †	246,000

		626,974

Real Estate Management & Development — 2.3%
100,300	Move, Inc. †	449,344

Total Financials		1,076,318

Industrials — 3.4%
Commercial Services & Supplies — 3.4%
5,600	51job, Inc., ADR †	106,456
21,302	Intermap Technologies Corp. †	120,983
10,650	Monster Worldwide, Inc. †	437,715

		665,154

See Notes to Financial Statements.

Munder @Vantage Fund®

Portfolio of Investments, June 30, 2007 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology — 56.1%
Computers & Peripherals — 3.4%
5,100	Apple Inc. †	$622,404
1,000	Lexmark International, Inc., Class A †	49,310

		671,714

Electronic Equipment & Instruments — 0.8%
7,000	Gerber Scientific, Inc. †	81,340
8,800	Wireless Ronin Technologies, Inc. †	70,400

		151,740

Internet Software & Services — 40.1%
20,855	24/7 Real Media, Inc. †	244,629
10,900	aQuantive, Inc. †	695,420
10,000	ARTISTdirect, Inc. †	20,000
900	Baidu.com, Inc., ADR †	151,182
7,990	Bankrate, Inc. †	382,881
90,000	CMGI, Inc. †	175,500
51,300	CNET Networks, Inc. †	420,147
17,650	Digital River, Inc. †	798,662
20,700	eBay Inc. †	666,126
1,840	Google Inc., Class A †	963,019
5,600	j2 Global Communications, Inc. †	195,440
5,100	LoopNet, Inc. †	118,983
7,700	NetEase.com, Inc., ADR †	131,054
500	NHN Corporation †	91,194
7,500	Rediff.com India Limited, ADR †	134,400
30,000	ROO Group, Inc. †	65,100
10,300	SINA Corporation †	431,158
16,250	Sohu.com Inc. †	519,838
9,500	Spark Networks PLC, ADR †	51,680
28,300	Tencent Holdings Ltd.	113,827
39,685	TheStreet.com, Inc.	431,773
2,600	Travelzoo, Inc. †	69,134
13,300	Universo Online SA †	79,290
3,432	ValueClick, Inc. †	101,107
2,800	VistaPrint Limited †	107,100
6,000	Website Pros, Inc. †	56,520
21,500	Yahoo! Inc. †	583,295

See Notes to Financial Statements.

Shares		Value

Information Technology (Continued)
Internet Software & Services (Continued)
100,000	YP Corp. †	$75,000

		7,873,459

Semiconductors & Semiconductor Equipment — 2.8%
8,800	GSI Technology, Inc. †	42,152
8,400	Intel Corporation	199,584
11,700	Micron Technology, Inc. †	146,601
6,000	Silicon Motion Technology Corporation, ADR †	148,980

		537,317

Software — 9.0%
3,868	Adobe Systems Incorporated †	155,300
20,000	Captaris, Inc. †	102,400
3,100	McAfee, Inc. †	109,120
21,100	Microsoft Corporation	621,817
10,800	Oracle Corporation †	212,868
4,700	Red Hat, Inc. †	104,716
5,200	Shanda Interactive Entertainment Limited, ADR †	161,200
32,500	SourceForge, Inc. †	137,150
7,000	Sybase, Inc. †	167,230

		1,771,801

Total Information Technology		11,006,031

TOTAL COMMON STOCKS
(Cost $13,230,171)		15,209,480

LIMITED PARTNERSHIPS — 21.1%
Information Technology — 21.1%
Multi-Industry — 16.4%
2,025,000	CenterPoint Ventures III (Q) L.P. †,(a),(b),(c)	894,341
1,840,000	New Enterprise Associates 10, L.P. †,(a),(b),(c)	1,233,851
680,000	Telesoft II QP, L.P. †,(a),(b),(c)	311,213
1,131,746	Trident Capital Fund V, L.P. †,(a),(b),(c)	781,354

		3,220,759

Semiconductors & Semiconductor Equipment — 4.7%
2,500,000	Tech Farm Ventures (Q) L.P. †,(a),(b),(c)	923,060

TOTAL LIMITED PARTNERSHIPS
(Cost $7,327,241)		4,143,819

See Notes to Financial Statements.

Munder @Vantage Fund®

Portfolio of Investments, June 30, 2007 (continued)

Shares		Value

PREFERRED STOCK — 1.6%
(Cost $999,999)
Information Technology — 1.6%
Computers & Peripherals — 1.6%
444,444	Alacritech, Inc., Series C †,(a),(b),(c)	$319,288

INVESTMENT COMPANY SECURITY — 0.6%
(Cost $109,400)
109,400	Institutional Money Market Fund (d)	109,400

TOTAL INVESTMENTS
(Cost $21,666,811)	100.8%	19,781,987
OTHER ASSETS AND LIABILITIES (Net)	(0.8)	(158,970)

NET ASSETS	100.0%	$19,623,017

†	Non-income producing security.

(a)	Fair valued security as of June 30, 2007 (see Notes to Financial Statements, Note 2). At June 30, 2007, these securities represent $4,463,107, 22.7% of net assets.

(b)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(c)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 40% of its net assets in illiquid securities. At June 30, 2007, securities subject to restrictions on resale that have not been deemed to be liquid represent $4,463,107, 22.7% of net assets.

Security	Acquisition Date	Cost

Alacritech, Inc., Series C	12/13/2001	$999,999
CenterPoint Ventures III (Q) L.P.	03/07/2001	180,731
	07/20/2001	180,731
	10/15/2001	180,731
	07/16/2002	121,813
	11/04/2002	84,341
	06/09/2003	72,292
	09/04/2003	72,292
	01/30/2004	73,803
	04/07/2004	123,006
	08/13/2004	100,000
	11/29/2004	75,000
	04/18/2005	75,000
	07/15/2005	112,500
	11/21/2005	100,000

See Notes to Financial Statements.

Security	Acquisition Date	Cost

	03/15/2006	$75,000
	06/30/2006	87,500
	11/27/2006	87,500
	02/23/2007	87,500
	04/20/2007	100,000
New Enterprise Associates 10, L.P.	10/26/2000	137,408
	01/04/2001	68,704
	07/27/2001	34,352
	09/26/2001	68,704
	01/16/2002	72,891
	04/23/2002	72,891
	07/12/2002	72,891
	11/12/2002	72,891
	02/04/2003	73,746
	07/16/2003	74,799
	09/19/2003	77,292
	12/10/2003	77,545
	04/19/2004	77,831
	08/16/2004	78,820
	12/28/2004	84,333
	07/11/2005	46,637
	01/13/2006	48,278
	03/10/2006	48,278
	04/03/2006	48,278
	11/02/2006	48,522
	05/01/2007	39,603
Tech Farm Ventures (Q) L.P.	12/19/2000	250,000
	04/25/2001	250,000
	07/27/2001	250,000
	10/25/2001	250,000
	05/20/2002	250,000
	08/27/2002	250,000
	01/10/2003	250,000
	07/10/2003	250,000
	11/10/2003	250,000
	04/14/2004	250,000
Telesoft II QP, L.P.	03/16/2001	186,187
	12/11/2002	56,522
	12/09/2003	28,261
	06/04/2004	56,522
	12/10/2004	56,522
	06/07/2006	48,652
	04/13/2007	36,617
Trident Capital Fund V, L.P.	10/18/2000	158,203
	06/26/2002	55,836

See Notes to Financial Statements.

Munder @Vantage Fund®

Portfolio of Investments, June 30, 2007 (continued)

Security	Acquisition Date	Cost

Trident Capital Fund V, L.P. (continued)	11/08/2002	$55,836
	01/15/2003	111,670
	10/01/2003	56,489
	12/05/2003	56,489
	02/06/2004	56,489
	06/10/2004	59,147
	11/23/2004	59,953
	01/28/2005	59,953
	08/02/2005	35,972
	10/17/2005	51,522
	07/05/2006	55,853
	03/26/2007	70,112

(d)	Affiliated company security (see Notes to Financial Statements, Note 3).

ABBREVIATION:

ADR — American Depositary Receipt

See Notes to Financial Statements.

At June 30, 2007, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	65.2%	$12,798,715
China	8.2	1,614,715
South Korea	1.0	200,002
Brazil	1.0	191,685
Taiwan	0.8	148,980
India	0.7	134,400
Canada	0.6	120,983

TOTAL COMMON STOCKS	77.5	15,209,480
LIMITED PARTNERSHIPS	21.1	4,143,819
PREFERRED STOCK	1.6	319,288
INVESTMENT COMPANY SECURITY	0.6	109,400

TOTAL INVESTMENTS	100.8	19,781,987
OTHER ASSETS AND LIABILITIES (Net)	(0.8)	(158,970)

NET ASSETS	100.0%	$19,623,017

See Notes to Financial Statements.

Munder @Vantage Fund®

Statement of Assets and Liabilities, June 30, 2007

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $21,557,411)	$19,672,587
Securities of affiliated company (cost — $109,400)	109,400

Total Investments	19,781,987
Cash	967
Dividends receivable	1,558
Receivable from Advisor	12,062
Receivable for investment securities sold	124,535
Prepaid expenses and other assets	10,824

Total Assets	19,931,933

LIABILITIES:
Payable for investment securities purchased	110,456
Trustees’ fees and expenses payable	60,977
Investment advisory fees payable	28,179
Transfer agency/record keeping fees payable	25,373
Shareholder servicing fees payable	8,051
Administration fees payable	4,109
Custody fees payable	2,021
Accrued expenses and other payables	69,750

Total Liabilities	308,916

NET ASSETS	$19,623,017

Investments, at cost	$21,666,811

NET ASSETS consist of:
Accumulated net investment loss	$(48,125)
Accumulated net realized loss on investments sold	(102,211,653)
Net unrealized depreciation of investments	(1,884,822)
Par value	19,965
Paid-in capital	123,747,652

$19,623,017

NET ASSET VALUE ($19,623,017/1,996,456 shares of common stock outstanding)	$9.83

See Notes to Financial Statements.

Munder @Vantage Fund®

Statement of Operations, For the Year Ended June 30, 2007

INVESTMENT INCOME:
Interest	$1,759
Dividends on securities of unaffiliated companies(a)	21,893
Dividends on securities of affiliated company	6,580

Total Investment Income	30,232

EXPENSES:
Investment advisory fees	340,980
Transfer agency/record keeping fees	84,128
Shareholder servicing fees	97,423
Trustees’ fees and expenses	60,979
Legal and audit fees	57,529
Administration fees	57,029
Custody fees	23,281
Other	52,556

Total Expenses	773,905
Expenses reimbursed by Advisor	(189,347)

Net Expenses	584,558

NET INVESTMENT LOSS	(554,326)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	2,863,896
Foreign currency-related transactions	(511)
Net change in unrealized appreciation/(depreciation) of:
Securities	(91,096)
Foreign currency-related transactions	2

Net realized and unrealized gain on investments	2,772,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,217,965

(a)	Net of foreign withholding taxes of $1,968.

See Notes to Financial Statements.

Munder @Vantage Fund®

Statement of Cash Flows, Year Ended June 30, 2007

Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,217,965
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(11,017,935)
Proceeds from disposition of investment securities	15,092,584
Net purchases, sales and maturities of short-term investments	38,600
Proceeds from return of capital distributions	292,261
Increase in dividends and interest receivable	(492)
Increase in receivable for investment securities sold	(44,076)
Increase in receivable from Advisor	(5,001)
Decrease in prepaid expenses and other assets	40,802
Increase in payable for investment securities purchased	62,351
Increase in accrued expenses	16,657
Unrealized depreciation of securities	91,096
Unrealized appreciation of currencies	(2)
Net realized gain from security transactions	(2,863,896)
Net realized loss from foreign currency-related transactions	511

Net cash provided by operating activities	3,921,425

Cash flows from financing activities:
Payment for shares redeemed	(3,956,031)

Net cash used in financing activities	(3,956,031)

Net decrease in cash	(34,606)
Cash:
Beginning of year	35,573

End of year	$967

See Notes to Financial Statements.

Munder @Vantage Fund®

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006

Net investment loss	$(554,326)	$(562,398)
Net realized gain from security and foreign currency-related transactions	2,863,385	2,119,205
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(91,094)	1,220,245

Net increase in net assets resulting from operations	2,217,965	2,777,052
Net decrease in net assets from Fund share transactions	(3,956,031)	(5,975,954)

Net decrease in net assets	(1,738,066)	(3,198,902)
NET ASSETS:
Beginning of year	21,361,083	24,559,985

End of year	$19,623,017	$21,361,083

Accumulated net investment loss	$(48,125)	$(51,121)

Capital Stock Activity:
Amount:
Redeemed	$(3,956,031)	$(5,975,954)

Net decrease	$(3,956,031)	$(5,975,954)

Shares:
Redeemed	(452,230)	(659,038)

Net decrease	(452,230)	(659,038)

See Notes to Financial Statements.

Munder @Vantage Fund®(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03

Net asset value, beginning of period	$8.72	$7.90	$8.50	$6.67	$5.35

Income/(loss) from investment operations:
Net investment loss	(0.28)	(0.23)	(0.25)	(0.24)	(0.15)
Net realized and unrealized gain/(loss) on investments	1.39	1.05	(0.35)	2.07	1.47

Total from investment operations	1.11	0.82	(0.60)	1.83	1.32

Net asset value, end of period	$9.83	$8.72	$7.90	$8.50	$6.67

Total return(b)	12.73%	10.38%	(6.73)%	26.99%	24.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,623	$21,361	$24,560	$31,889	$29,011
Ratio of operating expenses to average net assets	3.00%	3.00%	3.00%	3.00%	3.00%
Ratio of net investment loss to average net assets	(2.84)%	(2.26)%	(2.93)%	(2.77)%	(2.72)%
Portfolio turnover rate	56%	60%	89%	56%	43%
Ratio of operating expenses to average net assets without expense reimbursements	3.97%	3.59%	3.57%	3.90%	3.85%

(a)	The Fund commenced operations on October 17, 2000.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007

1. Organization

    As of June 30, 2007, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or the Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the “Fund”), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, and was organized as a Delaware statutory trust on April 7, 2000. Prior to November 14, 2006, the Fund was eligible to operate as a non-diversified fund. The Fund’s goal is to seek long-term capital appreciation. The financial statements for the other Munder Funds are presented in separate reports.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. The value of securities of other open-end funds held by the Fund, if any, is calculated using the net asset value of such underlying funds. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    New Accounting Pronouncements: In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

Taxes — an Interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has evaluated the application of FIN 48 and has determined that there is no impact on the Fund’s financial statements.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, that the adoption of SFAS 157 will have on the Fund’s financial statements and related disclosures.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.75% of the value of its average daily net assets. Prior to December 29, 2006, the fee was computed daily and paid monthly.

    The Advisor voluntarily agreed to reimburse certain operating expenses of the Fund during the year ended June 30, 2007, in an amount totaling $189,347. This amount is reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $50,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2007, the Advisor earned $57,029 before payment of sub-administration fees and $33,933 after payment of sub-

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

administration fees for its administrative services to the Fund. During the year ended June 30, 2007, the Fund paid an annual effective rate of 0.2927% for administrative services.

    Beginning on November 27, 2006, the Fund made investments of cash balances primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2007, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $251 in advisory fees before waivers and expense reimbursements ($7 after waivers and reimbursements) and $107 in administration fees.

    Prior to December 29, 2006, Comerica Incorporated (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owned approximately 96% of the Advisor (87% on a fully diluted basis). Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2 for its administrative, record keeping and other related services provided to the Fund for the period ended December 29, 2006.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2007, no officer, director or employee of the

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage. No officer, director or employee of Comerica or any of its affiliates received any compensation from MST, MSTII or @Vantage during the period ended December 29, 2006.

4. Shareholder Servicing Plan

    The Fund has a Shareholder Servicing Plan (the “Plan”) under which the Fund pays securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such Service Organizations.

    Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the period ended December 29, 2006, the Fund paid $25 to Comerica Bank for shareholder services provided to shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $10,991,436 and $15,022,778, respectively, for the year ended June 30, 2007.

    At June 30, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $5,230,559, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $4,725,784 and net appreciation for Federal income tax purposes was $504,775. At June 30, 2007, aggregate cost for Federal income tax purposes was $19,277,212.

6. Common Stock

    At June 30, 2007, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

    Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund’s Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

    Quarterly repurchase offers commence each January, April, July, and October and are completed in the following month.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

7. Investment Concentration

    The Fund primarily invests in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. As of June 30, 2007, more than 25% of the Fund’s assets were invested in issuers in the Internet software & services industry. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a Fund that does not concentrate its investments. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries.

    The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an initial public offering (IPO) within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. Of the Fund’s venture capital holdings, the Fund may invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

8. Revolving Line of Credit

    Effective December 13, 2006, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 12, 2007 on the daily amount of the unused commitment. During the year ended June 30, 2007, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2007, total commitment fees for the Fund were $208.

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

outstanding funding at any time. At June 30, 2007, the Fund had total commitments to contribute $1,034,987 to various issuers when and if required.

10. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2007, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Gain	Capital

$557,322	$174,008	$(731,330)

    At June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Post October	Capital	Unrealized
Loss	Loss Carryover	Appreciation	Total

$(511)	$(104,601,252)	$504,777	$(104,096,986)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2007, the Fund had available for Federal income tax purposes, $104,601,252 of unused capital losses of which $70,242,340, $27,134,937 and $7,223,975 expire in 2010, 2011 and 2012, respectively.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

currency losses arising between November 1, 2006 and June 30, 2007 of $511.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2007 in the amount of $2,356,439.

12. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2007, the Fund designates approximately $23,861 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

13. Subsequent Event

    On August 14, 2007, the Board of Trustees approved a merger of the Fund with and into the Munder Internet Fund, a series of MST, subject to approval by shareholders of the Fund at a Special Meeting called for December 6, 2007.

14. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list of the Fund’s portfolio holdings is available by clicking on the Munder @Vantage logo on the mutual fund home page on our website, www.munder.com.

15. Proxy Voting Policies and Procedures (Unaudited)

    A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

recent Form N-PX is available without charge, upon request, by calling (800) 438-5789 or voting record information or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

17.	Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006 (“Advisory Agreement”). On May 15, 2007, the Board of Trustees approved the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2007. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to renewal of the Advisory Agreement and in other meetings during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Advisor, its services and the Munder Funds.

    As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive.

    The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning recent changes to the organizational structure of the Advisor and the stability of the current organizational structure of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning recent changes within key management positions at the Advisor, the promotion of employees from within the Advisor in 2006 and 2007, the organizational structure and depth of the Advisor’s management team, and the Advisor’s personnel retention efforts;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or reducing its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Fund assets through increased marketing efforts and a focus on asset retention;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

    (b) The investment performance of the Fund and the Advisor: The Board considered the Fund’s one-, three-, and five-year and since inception total return on a net basis as of December 31, 2006 and compared this information to the performance of the Fund’s benchmark indexes and another registered, closed-end management investment company that the Advisor believes has investment objectives, policies, strategies and risk characteristics which are similar to those of the Fund (“Comparable Fund”). The Board also considered the Fund’s one-, three- and five-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

    In this regard, the Board considered that: (1) the Fund’s average annual total returns trailed the performance of the Inter@ctive Week Internet Index for the one-, three- and five-year and since inception periods, (2) the Fund’s average annual total returns trailed the performance of the Morgan Stanley Internet Index for the one-, three- and five-year periods and exceeded the performance of the Morgan Stanley Internet Index for the since inception period, and (3) the Fund’s average annual total returns trailed the performance of the Comparable Fund for the one-year period and exceeded the performance of the Comparable Fund for the five-year and since inception periods.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor for the year to date period ended December 28, 2006, and projections by the Advisor as to the costs and profitability of the Advisor over the 12 months ending on December 31, 2007, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s willingness in recent years and on an on-going basis to review the advisory and other fees of all the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board considered the

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the additional contractual breakpoints and reduction in breakpoint fees implemented by the Advisor with respect to certain of the Munder Funds in August 2006. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable Funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund with average assets in a range comparable to the Fund’s average assets. The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of each fund in the same Morningstar category as the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2007.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

18.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2007, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	None

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business- University of Michigan (since 8/66).	25	Nighthawk Radiology Holdings, Inc. (since 3/04).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	25	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 58	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); LMS Medical Systems (health care technology company (since 1/06); ACE Aviation Holdings Inc. (since 10/06); Air Canada (since 10/06).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica Incorporated, which was the indirect parent company of the Advisor until December 29, 2006. Mr. Monahan also receives retirement and health benefits from Comerica Incorporated.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 49	President & Principal Executive Officer	through 2/08; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 49	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/08; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 41	Vice President & Principal Financial Officer	through 2/08; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 38	Treasurer & Principal Accounting Officer	through 2/08; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Munder @Vantage Fund®

Notes to Financial Statements, June 30, 2007 (continued)

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Munder @Vantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Munder @Vantage Fund (the “Fund”) as of June 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder @Vantage Fund at June 30, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 17, 2007

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Arthur T. Porter
OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANN@VAN607

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2007 and June 30, 2006 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements for the last two fiscal years ended June 30, 2007 and June 30, 2006 were $26,750 and $25,725, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2007 and June 30, 2006 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2007 and June 30, 2006, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2007 and June 30, 2006 were $6,115 and $5,880, respectively.

During the fiscal years ended June 30, 2007 and June 30, 2006, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the fiscal years ended June 30, 2007 and June 30, 2006, the aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment were $776 and $509, respectively.
During the fiscal years ended June 30, 2007 and June 30, 2006, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statement for the fiscal year ended June 30, 2007 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2007 and June 30, 2006 for the Fund other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2007 and June 30, 2006 were $496,729 and $421,010, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2007 and June 30, 2006 were $19,132 and $59,000, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
The Board of Trustees of the Fund (the “Board”) has delegated to Munder Capital Management (the “Advisor”) discretionary investment management authority with respect to the assets of the Fund, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Fund. These policies may be revised from time to time with the approval of the Board.
The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Fund.
The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.
In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Fund.
The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.
From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of the Advisor and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:
(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Fund, if the Advisor receives instructions from the Fund’s Board Process and Governance Committee, the Advisor will vote the Fund’s shares in accordance with such instructions. If no instructions are received from the Fund in such circumstance and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.
Every decision to vote on a resolution in a proxy solicited by a company held by the Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.
Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. (“SEC Order”) and procedures approved by the Board, the Fund will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Fund, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.
The Fund has filed with the SEC its proxy voting record on Form N-PX for the 12-month period ending June 30, 2007. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting the Munder Funds website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
A team of professionals employed by the Advisor makes investment decisions for the Fund. The team consists of Kenneth A. Smith, Jonathan R. Woodley and Mark A. Lebovitz. Each of the portfolio managers has primary investment responsibility for designated sub-sectors in which the Fund invests and makes recommendations as to investments in those sub-sectors. Mr. Smith, however, has final investment authority over the Fund.
Kenneth A. Smith, CFA, Director, Technology Investing and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since the inception of the Fund. Mr. Smith leads the Advisor’s technology team and became Director of Technology Investing in 2004. He is also a member of the portfolio management teams for the Munder Internet Fund and the Munder Technology Fund.
Jonathan R. Woodley, Portfolio Manager and Equity Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management teams for the Munder Internet Fund and the Munder Technology Fund, and he provides idea generation and research support in the technology sector for other equity disciplines of the Advisor. From 2003 to 2005, Mr. Woodley was a portfolio manager for the Advisor’s small-cap growth investment discipline. Mr. Woodley joined the Advisor in 2000 as an analyst for the Advisor’s mid-cap core and small-cap growth investment disciplines.
Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, has been a member of the Fund’s portfolio management team since 2005 and has provided idea generation and research support in the technology sector for the Fund and the Advisor’s other equity investment disciplines since joining the Advisor in 1999. Mr. Lebovitz is also a member of the portfolio management teams for the Munder Internet Fund and the Munder Technology Fund.
Portfolio Management Team Accounts. The following table lists the number and types of accounts managed by each portfolio manager and the assets under management in those accounts as of June 30, 2007:

							Total
	Registered Investment		Pooled Investment Vehicle				Assets
	Company Accounts		Accounts		Other Accts		Managed[1]
		Assets		Assets		Assets
	Number	Managed (In	Number of	Managed (In	Number of	Managed (In
	of Accounts	Millions)	Accounts	Millions)	Accounts	Millions)	In Millions
Jonathan Woodley	4	$774.7	0	$0	9	$23.2	$797.9
Kenneth Smith	4	$774.7	0	$0	9	$24.0	$798.8
Mark Lebovitz	4	$774.7	0	$0	3	$23.1	$797.8

(1)	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.
Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.
•	Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.
If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Fund or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund’s trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.
•	Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or the Advisor, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.
Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.
The Fund, the Advisor and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Fund, the Advisor or Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Fund, the Advisor or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Funds, the Advisor or Pierce Street will achieve their intended result.
Portfolio Management Team Compensation. The compensation package for all members of the Advisor’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.
The Advisor strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys. However, there can be no assurances that the Advisor will have the resources to compete with larger financial organizations.
Members of the Advisor’s portfolio management teams are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 150% of base salary. Target bonuses for equity analysts typically range from 20 to 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for the Fund, which may include modified versions of an index and/or blends of multiple indexes, are the Inter@active Week Internet Index and the Morgan Stanley Internet Index .
Certain portfolio managers of the Advisor are eligible to receive variable bonus compensation based on fees received by the Advisor for all accounts, including any Munder Fund, managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related Munder Fund or investment style composite exceeds the performance of the related index on a compound annual basis over a stated period.
Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of MCM. Restricted shares typically vest quarterly over a three—year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of the Advisor directly, and, indirectly, the accounts managed by the Advisor.
Portfolio Management Team Fund Ownership. The dollar range of equity securities of each Fund beneficially owned by the portfolio managers of such Fund as of June 30, 2007 is as follows:

Dollar Range of Equity
Securities Beneficially
Portfolio Manager	Owned
Kenneth Smith	None
Jonathan Woodley	None
Mark Lebovitz	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial

Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MUNDER @VANTAGE FUND
By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer
Date:	September 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer

Date:	September 7, 2007

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 7, 2007